Exhibit 10.70

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                             SUBORDINATION AGREEMENT

     This Agreement, dated as of January 27,1997, is made between and among Peaches Entertainment Corp. ("Peaches"); URT Industries, Inc. ("URT"); BMG Distribution, Sony Music Entertainment, Inc., Polygram Group Distribution, Warner/Elektra/Atlantic Corp., and EMI Music Distribution (collectively, the "Majors"); and Alliance Entertainment Corp. ("Alliance"). URT, the Majors, and Alliance may hereinafter be referred to as the "Creditors." Capitalized terms not otherwise defined herein shall have the same meanings ascribed to them in Peaches' plan of reorganization (the "Plan"), confirmed by order of the United States Bankruptcy Court for the Southern District of Florida (case number 96-20153-BKC-RBR) on January 27, 1997.

     WHEREAS:

     1. Peaches has incurred obligations, and may in the future incur additional obligations, to the Creditors, including obligations arising under the Allowed
Claim Notes, the URT Note, the Peaches-URT Reimbursement Agreement, and any Post-confirmation Credit extended to Peaches (collectively, the "Obligations"). "Post-confirmation Credit" shall mean credit extended, subsequent to the Effective Date of the Plan, by any Major, Universal Music and Video Distribution ("Universal") and/or Alliance to Peaches for the purchase of product by Peaches from such Major, Universal and/or Alliance.

     2. Peaches also has granted to the Creditors certain security interests to secure payment of Peaches' Obligations to the Creditors. Each Creditor has filed or may file financing statements under the Uniform Commercial Code.

     3. The Creditors desire to agree as to the relative priority of their respective claims and interests with respect to both



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payment of Peaches'  Obligations to them and the security  interests  granted to them by Peaches securing the Obligations.

     4. Pursuant to the Plan:

     i. Peaches has executed and delivered to each Major an Allowed Claim Note, in an amount equal to such Major's Allowed Claim, less the Initial Payment made to such Major on account of its Allowed Claim.

     ii. Peaches has granted to each Major, to secure Peaches' obligations to such Major under such Major's Allowed Claim Note and extension of Post-confirmation Credit by such Major, a security interest solely in inventory that was originally distributed by such Major and is held and owned by Peaches. (The inventory sold by a particular Major to Peaches shall hereinafter be referred to as the "Individual Major's Inventory," and the inventory sold by all Majors to Peaches shall hereinafter be referred to as the "Majors' Inventory.")

     iii. Peaches has executed and delivered to Alliance an Allowed Claim Note, in an amount equal to Alliance's Allowed Claim, less the Initial Payment made to Alliance on account of its Allowed Claim.

     iv. Peaches has granted to Alliance, to secure Peaches' obligations to Alliance under Alliance's Allowed Claim Note and under the extension of Post-confirmation Credit by Alliance, a security interest in inventory that was originally distributed by Alliance and is held and owned by Peaches (the "Alliance Inventory").

     v. Peaches has executed and delivered to URT a promissory note (the "URT Note") evidencing the Effective Date Deficiency Advance made by URT to Peaches.

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     vi.  URT has  guaranteed  Peaches'  payment  Obligations  to the Majors and
Alliance under the Allowed Claim Notes,  but not any of the obligations  arising
from  the   extension   by  the  Majors  (or  any  Major)  or  by   Alliance  of
Post-confirmation Credit (the "URT Guarantee"), and Peaches has agreed to reimburse URT for any payments that URT is required to make to the Majors and/or
Alliance  pursuant  to  the  URT  Guarantee  (the   "Peaches-URT   Reimbursement
Agreement").

     vii. Peaches has granted to URT, to secure the URT Note and Peaches' obligations to URT under the Peaches-URT Reimbursement Agreement, inter alia, a security interest in the Majors' Inventory, the Alliance Inventory and all other inventory of Peaches (such other inventory being, "Peaches' Other Inventory").

     NOW, THEREFORE, in consideration of the premises and the agreements set forth hereinbelow, the parties agree as follows:

     1. Peaches and the Creditors agree that, solely during any period in which an Event of Default exists under clauses (i), (iv), (v) or (vi) of any Allowed Claim Note or an event of default exists under substantially similar terms of any Post-confirmation Credit extension or if any Allowed Claim Note or any obligation arising from the extension of Post-confirmation Credit has been duly accelerated (any of such events or acceleration being an "Event of Subordination"), Peaches shall not make to URT, and URT shall not accept from Peaches, any payment on account of Peaches' Obligations to URT under the URT Note or the Peaches-URT Reimbursement Agreement. The parties agree that the subordination of the URT Note and the Peaches-URT Reimbursement Agreement as set forth in the preceding sentence (the "URT Subordination"): (a) shall be triggered only upon the occurrence of any Event of Subordination, and not upon

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any other  default  under any Allowed Claim Note nor any other default under any term of any Post-confirmation Credit extension, and (b) shall continue only so long as such Event of Subordination exists (the "Default Period"), shall terminate upon the curing or termination of such Event of Subordination, and shall not affect in any way (or require any return or disgorgement, in whole or in part, of) any payment by Peaches to URT on account of the URT Note or the Peaches-URT Reimbursement Agreement that is made prior to or after any Default Period.

     2. URT agrees that: (a) it shall not knowingly accept or receive from Peaches any payment made by Peaches in contravention of the URT Subordination, and (b) should it, whether inadvertently or otherwise, accept or receive any such payment from Peaches in contravention of the URT Subordination, then, unless the payment default by Peaches has been cured or the Allowed Claim Notes and obligations arising under any Post-confirmation Credit extension have been paid in full, such payment shall be held in trust by URT and URT shall pay to the Majors, Universal and Alliance the lesser (the "Returned URT Payments") of:
(i) the amount accepted or received by URT in contravention of the URT Subordination, and (ii) the aggregate amount of all payments that are due or past due under the Allowed Claim Notes and obligations arising under terms of the extension of Post-confirmation Credit (including any Allowed Claim Note held by, and any obligation under Post-confirmation Credit extended by , Universal). The portion of the Returned URT Payment that each Major, Universal and Alliance shall be entitled to shall equal a fraction, the numerator of which shall be the amount of payments in default to such Major, Universal or Alliance and the denominator of which shall be the aggregate amount of payments in

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default to all of the Majors, Universal and Alliance. The payment to the Majors,
Universal and Alliance of the Returned URT Payments, as set forth above, shall be the sole remedy of the Majors and Alliance against URT for any breach of the URT Subordination. The Obligations of Peaches to URT shall be increased by the full amount of all Returned URT Payments, and the indebtedness of Peaches to the Majors and Alliance shall be decreased by the full amount of the Returned URT Payments paid to the Majors, Universal and Alliance.

     3. The URT Subordination shall be applicable solely to the URT Note, repayments under the URT - Peaches Reimbursement Agreement and any and all renewals, enlargements and modifications thereof, and not to any other obligations of Peaches to URT.

     4. Payments in contravention of the URT Subordination may be made by Peaches to URT with the express written approval of the Majors and Alliance.

     5. This Subordination Agreement shall terminate on the date that the Allowed Claim Notes and the obligations arising under the extension of Post-confirmation Credit are paid in full (the "Debt Payment Date"); provided, however, that if any of the Majors or Alliance is required to repay or disgorge any payment received on account of the Allowed Claim Notes or obligations arising under the extension of Post-confirmation Credit, this Subordination Agreement shall be automatically reinstated by the parties hereto. This Subordination Agreement may be terminated prior to the Debt Payment Date only by written notice received by URT from the Majors and Alliance.

     6. With respect to the security interests granted by Peaches to the Creditors in the Majors' Inventory and the Alliance Inventory, the Creditors agree between and among themselves that,

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irrespective  of the time or order  of  attachment  or  perfection  of  security interests or the time or order of filing of financing statements or the giving or failure to give notice of the acquisition or expected acquisition of purchase money or other security interests, the security interest of each Creditor in the Majors' Inventory and the Alliance Inventory ranks and will rank in priority according to subsections (a), (b), and (c) of this paragraph 6. Proceeds from any foreclosure sale, liquidation or other disposition of, or realization upon, any of the collateral consisting of the Individual Major's Inventory or the Alliance Inventory (a "Collateral Disposition") shall be applied in the following manner:

         a. First, to the payment of all reasonable costs and expenses, including reasonable attorneys' fees, relating to such Collateral Disposition incurred by the Creditor initiating and conducting such Disposition (the "Collateral Disposition Expenses").

         b. Second, to each Creditor (other than URT) whose collateral is the subject of such Collateral Disposition in an amount equal to the lesser of: (i) the proceeds of such Creditor's collateral, less the Collateral Disposition Expenses, and (ii) all amounts due and owing to such Creditor under any Allowed Claim Note or obligation arising under the extension of Post-confirmation Credit payable to such Creditor.

         c. Third, to URT until URT is paid in full with respect to all obligations of Peaches to URT (whether or not otherwise due or payable), including but not limited to all Obligations of Peaches to URT under the URT Note and the Peaches-URT Reimbursement Agreement.

     7. URT shall be automatically subrogated to the rights and remedies of, including but not limited to the security interests granted by Peaches to, the Majors and Alliance with respect to the

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full amount of each and every  payment  made by URT to any of the Majors  and/or
Alliance pursuant to the URT Guaranty, provided, however, that URT shall not be entitled to exercise any rights, remedies and/or security interests to which it is thus subrogated until all indebtedness of Peaches to the Majors and Alliance under the Allowed Claim Notes and arising on account of the extension of Post-confirmation Credit has been paid in full. Notwithstanding anything contained in the preceding sentence, URT shall be permitted to take all lawful action to protect its subrogation rights, remedies and security interests.

     8. Neither the Majors nor Alliance has been granted any security interest in Peaches' Other Inventory, in Peaches' personal property other than the Majors' Inventory and the Alliance Inventory, or in any of Peaches' real property. Peaches has granted to URT a valid, perfected first-priority security interest in Peaches' Other Inventory and Peaches' personal property other than the Majors' Collateral and the Alliance Collateral, and has granted to URT a valid, perfected mortgage on Peaches' real property. Nothing contained in this Agreement, including but not limited to the URT Subordination, is intended to, or shall be construed to, limit or restrict or subordinate any rights or remedies that URT has or may hereafter have: (a) under its mortgage and/or security agreements with Peaches respecting Peaches Other Inventory, Peaches personal property other than the Majors' Collateral and the Alliance Collateral, and Peaches' real property, and (b) with respect to the security interest that URT has in inventory collateral of any Major (or Alliance) following the full payment of such Major (or Alliance); all of which rights and remedies of URT are expressly and fully reserved by URT.

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     9. Except as otherwise  specifically  provided  herein,  priority  shall be determined in accordance with applicable law.

     10. This Agreement is solely for the benefit of the Creditors and their successors or assigns and no other person or persons (including without limitation any bankruptcy trustee or other trustee, receiver or custodian for Peaches or any of its property) shall have any right, benefit, priority or interest under, or because of the existence of, this Agreement. Nothing contained in this Agreement is intended to affect or limit, in any way whatsoever, any security interest (or any other interest, lien or claim) that any of the Creditors may otherwise have in any or all of the assets of Peaches, insofar as the rights of Peaches and third parties are concerned. The Creditors specifically reserve any and all of their respective rights, security interests, other interests, liens and claims, and rights to assert any of the same, as against Peaches and any third parties.

         11. Each Creditor agrees that it will give written notice to Peaches upon its declaration of a default or an event of default under any of the loan documents relating to Peaches' Obligations to it or its acceleration of any of those Obligations, and before giving Peaches any instructions with respect to any of the Majors' Inventory or the Alliance Inventory or taking any actions with respect to any of the collateral consisting of the Majors' Inventory or the Alliance Inventory; provided, however, that the failure to provide such notice shall not affect the respective rights of the parties hereunder. Peaches shall then notify each of the other Creditors.

     12. Each notice or other communication given hereunder or in connection herewith shall be in writing and shall be sent by first

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class certified mail, postage prepaid, return receipt requested.
Notices shall be addressed as follows:

Peaches Entertainment Corp.                     URT Industries, Inc.
1180 East Hallandale Beach Blvd.                1180 East Hallandale Beach Blvd.
Hallandale, Florida 33009                       Hallandale, Florida 33009

BMG Distribution                                Sony Music Entertainment, Inc.
210 Clay Avenue                                 550 Madison Avenue
Lyndhurst, NJ 07071                             New York, NY 10022

Polygram Group Distribution                     Universal Music and Video
825 8th Avenue                                  Distribution Corp.
New York, NY 10019                              60 Universal City Plaza
                                                Universal City, CA  91608

Warner/Elektra/Atlantic Corp.                   EMI Music Distribution
111 North Hollywood Way                         21700 Oxnard Street, Suite 700
Burbank, CA 91505                               Woodland Hills, CA 91367-3642

Alliance Entertainment Corp.
15959 N.W. 15th Avenue
Miami, FL 33169

or, in each case, at such other address as a Creditor wishing to change its address for notices may specify from time to time by notice hereunder to the other parties hereto.

     13. The parties to this Subordination Agreement hereby irrevocably waive trial by jury in any court in connection with this Subordination Agreement, and each hereby certifies that no representative of any other party has expressly or impliedly represented that such other party might not enforce this jury waiver.

     14. Each of the several executed counterparts of this Agreement shall be an original. All such counterparts shall

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together  constitute one and the same instrument.  This Agreement may be amended only by a writing signed by all of the Creditors. In the event of any conflict between this Agreement and the Plan or any term sheet on which the Plan is based, this Agreement shall control.

     15. This Subordination Agreement shall be governed by and construed in accordance with the laws of the State of Florida in all respects, including, without limitation, matters of construction, validity and performance, and the undersigned consent to service of process on the undersigned at that address of the undersigned appearing hereinabove by certified mail, return receipt requested (if possible), and such service shall be deemed to be complete five
(5) days after the same shall have been so mailed. The undersigned further consent and submit to the jurisdiction of the courts (state and federal) of the State of Florida in connection with any lawsuit relating hereto. In addition, the undersigned hereby irrevocably waive, to the fullest extent they may effectively do so, the defense of an inconvenient forum to the maintenance of any such lawsuit in any jurisdiction.

     16. There shall be no limit under this Subordination Agreement upon the amount of Post-confirmation Credit that may be extended by any Major and/or Alliance to Peaches; provided, however, that following the later (the "Material Event Date") of notification of, or the occurrence of, a Material Event (as defined below): (a) unless URT agrees otherwise in writing, this Subordination Agreement shall terminate on the date that Peaches' outstanding obligations, existing as of the Material Event Date, to all of the Majors and Alliance under the Allowed Claim Notes and extensions of Postconfirmation Credit (including, without limitation, the extensions of Post-confirmation Credit evidenced by the acceptance by any of

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the Majors  and/or  Alliance  of purchase  orders from  Peaches on or before the
Material Event Date) (the "Pre-Material Event Obligations") are paid in full, and (b) all payments made by Peaches to the Majors and Alliance after the Material Event Date shall be applied first, or shall be deemed to be applied first, in payment of the Pre-Material Event Obligations, and not in payment of, inter alia, credit extended after the Material Event Date. URT shall provide written notice to the Majors and Alliance of the occurrence of any Material Event. Material Event shall mean: (a) the ownership by URT of less than 51% of the voting stock of Peaches, (b) the inability of URT to elect a majority of the directors of Peaches, (c) a trustee, receiver, or person with similar powers or duties is appointed for Peaches, or (d) a voluntary or involuntary bankruptcy, receivership, assignment for the benefit of creditors, or similar proceeding is commenced by or against Peaches.

     IN WITNESS WHEREOF, the parties have hereby executed and delivered this Subordination Agreement on the day and year first set forth above.

         Signed and delivered
         in the presence of:

                                                       PEACHES ENTERTAINMENT
                                                       CORP.

____________________________
Witness

Print Name__________________                      By: __________________________

                                                  Print Name: __________________

____________________________
Witness                                           As Its: ______________________
Print Name__________________

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                                                  URT INDUSTRIES, INC.

s/Beatrice Rodriguez
------------------------------
Witness
Print Name Beatrice Rodriguez                 By: s/Brian Wolk
                                                  -----------------------------
                                              Print Name: Brian Wolk

s/Olga E. Salgado
------------------------------
Witness                                       As Its: Executive Vice-President
Print Name Olga E. Salgado

                                                  BMG DISTRIBUTION

s/Steve Massaro
------------------------------
Witness
Print Name Steve Massaro                      By: s/Joseph Heslin
                                                  -----------------------------
                                              Print Name: Joseph Heslin

s/Marie Peros
------------------------------
Witness                                       As Its: Director of Credit
Print Name Marie Peros

                                                  SONY MUSIC
                                                  ENTERTAINMENT, INC.

s/John Marino
------------------------------
Witness
Print Name John Marino                        By: s/Carl A. Schnock
                                                  -----------------------------
                                              Print Name: Carl A. Schnock

s/Antonia Figueroa
------------------------------
Witness                                       As Its: VP Customer Financial

                                                     Relations
Print Name Antonia Figueroa




         Signed and delivered
         in the presence of:

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                                                  POLYGRAM GROUP DISTRIBUTION

s/Joanne Perez
------------------------------
Witness
Print Name Joanne Perez                       By: s/Robert M. Baker, Jr.
                                                  ------------------------------
                                              Print Name: Robert M. Baker, Jr.

----------------------------
Witness                                       As Its: VP Credit
Print Name__________________

                                                  WARNER/ELEKTRA/ATLANTIC CORP.

 s/Albert H. Westphal
------------------------------
Witness

Print Name Albert H. Westphal                 By: s/Gregory B. Askey
                                                  ------------------------------
                                              Print Name: Gregory B. Askey

------------------------------
Witness                                       As Its: Senior VP, Credit
Print Name__________________

                                                  EMI MUSIC DISTRIBUTION

 s/Rainee Redmond
------------------------------
Witness
Print Name Rainee Redmond                     By: s/Scott Simons
                                                  ------------------------------
                                              Print Name: Scott Simons

s/Jan Waller
------------------------------
Witness                                       As Its: Vice-President, Credit
Print Name Jan Waller

         Signed and delivered
         in the presence of:

                                                  ALLIANCE ENTERTAINMENT CORP.

s/Maryann Bock
------------------------------
Witness
Print Name Maryann Bock                       By: s/Christopher Joyce
                                                  ------------------------------
                                              Print Name: Christopher Joyce

s/Muslima Lewis
------------------------------
Witness                                       As Its: Executive Vice President
Print Name Muslima Lewis



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